UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 27, 2006
                                                        ------------------

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11165                             43-1470322
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       (Commission File Number)          (IRS Employer Identification No.)

                 12 East Armour Boulevard
                   Kansas City, Missouri                      64111
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         (Address of Principal Executive Offices)          (Zip Code)

                                 (815) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05     Costs Associated with Exit or Disposal Activities.

         On February 27, 2006, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that the Company will consolidate sales and retail operations in its Upper Midwest profit center ("PC") by consolidating delivery routes, depots and bakery outlets in the Upper Midwest PC. Subject to bankruptcy court approval, the Company expects to complete the consolidation by March 13, 2006. The consolidation is expected to affect approximately 230 workers in Indiana and Michigan.

         The Company's preliminary estimate of charges to be incurred in connection with the consolidation of the Upper Midwest PC is approximately $0.7 million, including approximately $0.4 million of severance charges, approximately $0.1 million of asset impairment charges and approximately $0.2 million in other charges. The Company further estimates that approximately $0.6 million of such costs will result in future cash expenditures and that it will incur approximately $0.3 million in capital expenditures and accrued expenses in order to effect the consolidation of the Upper Midwest PC.

Item 2.06     Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's estimate of non-cash asset impairment charges to be incurred in connection with the Upper Midwest PC consolidation of delivery routes, depots and bakery outlets is approximately $0.1 million. The charge relates primarily to write-downs of equipment, land and buildings to their estimated fair values.

Item 8.01.    Other Events.

         On February 28, 2006, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.2 and hereby incorporated by reference, announcing that on the same date the Company filed an emergency motion (the "Motion") in the United States Bankruptcy Court for the Western District of Missouri seeking to preserve certain tax net operating loss carryforwards of the Company. A copy of the Motion is attached hereto as Exhibit
99.3 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.   Description
-----------   -----------

   99.1       Interstate Bakeries Corporation press release dated February 27,
              2006.

   99.2       Interstate Bakeries Corporation press release dated February 28,
              2006.

   99.3 Emergency Motion for entry of interim and final orders filed with the United States Bankruptcy Court for the Western District of Missouri on February 28, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2006                    INTERSTATE BAKERIES
                                           CORPORATION

                                           By:  /s/ Ronald B. Hutchison
                                                ---------------------------
                                                Ronald B. Hutchison
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1       Interstate Bakeries Corporation press release dated February 27,
              2006.

   99.2       Interstate Bakeries Corporation press release dated February 28,
              2006.

   99.3 Emergency Motion for entry of interim and final orders filed with the United States Bankruptcy Court for the Western District of Missouri on February 28, 2006.